                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                           ------------------------


                                    FORM 8-K


                                 CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  September 24, 1996




                            THE CERPLEX GROUP, INC.
- -------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)





          Delaware                    0-23602                 33-0411354
- -------------------------------------------------------------------------------
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)           Identification No.)



  1382 Bell Avenue, Tustin, California                           92780
- -------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)



                                (714) 258-5600
- -------------------------------------------------------------------------------
             (Registrant's telephone number including area code)



                                Not applicable
- -------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

                                  RISK FACTORS

         An investment in the Common Stock being offered by the Company involves a high degree of risk. Prospective investors should carefully consider the following risk factors before purchasing the Common Stock offered by the Company.

         Losses and Accumulated Deficit. For the six-month period ended June 30, 1996 and the year ended December 31, 1995, the Company reported a net loss of $871,000 and $39.4 million, respectively. As of June 30, 1996, the Company had an accumulated deficit of $47.9 million. The Company anticipates write-offs during the three months ended September 30, 1996 associated with the closure of its Texas operations and the resolution of the SpectraVision bankruptcy. Operating results for the third quarter will also be impacted by operating losses associated with the Texas operations and start-up costs associated with new facilities. Due to these and other factors affecting its business, the Company expects to report a loss for the third quarter of 1996. There can be no assurance that the Company will operate profitably in the future. Continued losses could materially and adversely affect the Company's business and the value of, and the market for, the Company's equity securities.

         Future Capital Needs; Uncertainty of Additional Financing. The Company's ability to maintain its current revenue base and to grow its business is dependent on the availability of adequate capital. Without sufficient capital, the Company's growth may be limited. During portions of 1995 and the beginning of 1996, the Company was in default under its senior credit agreement ("Credit Agreement") and subordinated note agreements. While the Company renegotiated such agreements and executed amendments to such agreements in April of 1996, due to the impact of operating losses, the Lucent Note discussed below and other factors, the Company is no longer in compliance with certain financial covenants and other provisions of the Credit Agreement and subordinated note agreements. The Company's noncompliance with the Credit Agreement and subordinated note agreements constitutes an event of default which entitles the lenders to accelerate the Company's obligations thereunder. The Company is currently in discussions with its lenders regarding potential changes to, or waivers of defaults under, such agreements. The failure of the Company to be in compliance with the Credit Agreement and subordinated note agreements could have a material adverse effect upon the Company. The terms of the senior credit facility have resulted in a reduced borrowing base which will be further reduced over the period ending March 1997. The Company is required to use a portion of cash generated from operations, from sales of assets and from sales of equity securities to further reduce its borrowing base under the Credit Agreement. As a result, the Company currently has limited capital. In addition, the terms of the Company's Credit Agreement and subordinated note agreements restrict the Company's ability to incur additional indebtedness and could adversely affect the Company's ability to obtain additional financing. General market conditions and the Company's future performance (including its ability to generate profits and positive cash flow) will also impact the Company's financial resources. The failure of the Company to obtain additional capital when needed could have a material adverse effect on the Company's business and future prospects. No assurance can be given that the Company will be able to cure its defaults under the Credit Agreement and subordinated note agreements, will not incur additional defaults under such agreements, or that additional financing will be available or, if available, will be on acceptable terms.

         Dispute with Lucent Technologies. The Company acquired inventory consisting of used telephones from Lucent Technologies ("Lucent"). In June 1996, the Company executed a promissory note in the amount of $4.6 million payable on September 15, 1996 in favor of Lucent, reflecting a portion of the amount invoiced to the Company by Lucent. Due to the quality of the inventory and the lack of availability of spare parts to effect repairs, the Company believes it has claims against Lucent. The Company currently does not intend to pay the Lucent Note. The failure to pay the Lucent Note on September 15, 1996 constitutes an event of default under the Company's senior credit facility and may result in an event of default under the Company's subordinated note agreements. If the Company is required to pay the Lucent Note in full, it would have a material adverse effect on the Company's financial resources.

         Risk of Excess and Unusable Inventory; Decreased Value of Assets. At the end of 1995, inventory constituted approximately 27% of the Company's assets. Any decrease in the demand for the Company's repair services could result in a substantial portion of the Company's inventory becoming excess, obsolete or otherwise unusable. During the last few years, the Company wrote down a significant amount of inventory and a significant amount of other assets, including receivables, securities and goodwill. Changes in the Company's business, as well as the business of third parties, could adversely affect the value of assets remaining on the Company's financial statements, possibly resulting in additional write offs. The existence, amounts and timing of any such additional write-offs will be dependent upon various factors including, without limitation, the volume and profitability of future operations, market conditions as well as the operations of the above mentioned third parties. In particular, due to a variety of factors that the Company is currently assessing, the Company may write down a portion of the inventory purchased from Lucent and will write down assets associated with the Texas operations and the SpectraVision bankruptcy. In addition, the Company received 333,407 shares of Common Stock of Pen Interconnect in connection with the sale of its InCirT division which were valued at $5.40 per share. Recently, the trading price of such shares has decreased substantially and there can be no assurance that the Company will not be required to write down its investment with respect to such shares in the future. There can be no assurance that the Company will not be required to write down significant amounts of its inventory or other assets in the future, which could have a material adverse effect on the Company's business and results of operations.

         Dependence on Key Customers. During the six months ended June 30, 1996, BT, IBM, SpectraVision and Rank Xerox accounted for approximately 13%, 11%, 6% and 6%, respectively, of continuing operations. During 1995, IBM and SpectraVision significantly decreased orders for certain programs which materially and adversely affected the Company and its results of operations. SpectraVision is currently operating under Chapter 11 of the U.S. Bankruptcy Code, and the Company ceased performing services for SpectraVision in August 1996. A significant portion of the Company's net sales attributable to IBM in 1995 were from discontinued operations, and, as such, the Company expects net sales attributable to IBM to continue to account for a decreasing percentage of the Company's net sales. Also,

IBM has informed the Company that it has changed its strategy for spare parts and, as a result, will not renew an agreement (which accounted for approximately 8% of the Company's 1995 net sales from continuing operations) with the Company for such services which expires in September 1996. Although the Company will not provide spare parts under this agreement after September 1996, the Company believes it will continue to provide services to IBM under other programs. There can be no assurance that major customers of the Company will not terminate any or all of their arrangements with the Company; significantly change, reduce or delay the amount of services ordered from the Company; or significantly change the terms upon which the Company and these customers do business. Any such termination, change, reduction or delay could have a material adverse effect on the Company's business.

         Dependence on Customers in the Electronics Industry. The Company is dependent upon the continued growth, viability and financial stability of its customers and potential customers in the electronics industry, particularly the computer industry. The computer industry has been characterized by rapid technological change, compressed product life cycles and pricing and margin pressures. Improvements in technology and quality of hardware products or other factors may result in a reduced need for parts and systems repairs in the future which may adversely affect the Company's business. The factors affecting segments of the electronics industry in general, and the Company's OEM customers in particular, could have an adverse effect on the Company's business. During 1995, several of the Company's customers experienced severe financial difficulty resulting in significant losses to the Company as a result of write downs of receivables and other assets. There can be no assurance that existing customers or future customers will not experience financial difficulty, which could have a material adverse effect on the Company's business.

         Reliance on Short-Term Purchase Orders. The Company's customer contracts are typically subject to termination on short notice at the customer's discretion and purchase orders under such contracts typically only cover services over a 90-day period. The termination of any material contracts or any substantial decrease in the orders received from major customers could have a material adverse effect on the Company's business.

         Competition. The Company competes with the in-house repair centers of OEMs and TPMs for repair services. There is no assurance that these entities will choose to outsource their repair needs. In certain instances, these entities compete directly with the Company for the services of unrelated OEMs and TPMs. In addition to competing with OEMs and TPMs, the Company also competes for depot repair business with a small number of independent organizations similar in size to the Company and a large number of smaller companies. Many of the companies with which the Company competes have significantly greater financial resources than the Company. There can be no assurance that the Company will be able to compete effectively in its target markets.

         Management of Growth. The Company's growth has placed, and will continue to place, a strain on the Company's managerial, operational and financial resources. These resources may be further strained by the geographically dispersed operations of the Company and the future addition of acquired depots or businesses, if any. The Company's ability to manage growth effectively will require it to continue to improve its operational, financial and management information systems; to develop the management skills of its managers and supervisors; and to train, motivate and effectively manage its employees. The Company's failure to effectively manage growth, including acquired operations, could have a material adverse effect on the Company's business.

         Expansion of International Sales. During the six month period ended June 30, 1996, approximately 21% of the Company's business was in Europe and the Company intends to continue to expand its European operations. There can be no assurance that the Company will be able to successfully market, sell and deliver its products and services in these markets. In addition to the uncertainty as to the Company's ability to expand its international presence, there are certain risks inherent in doing business on an international level, such as unexpected changes in regulatory requirements, export restrictions, tariffs and other trade barriers, difficulties in staffing and managing foreign operations, longer payment cycles, problems in collecting accounts receivable, political instability, fluctuations in currency exchange rates and potentially adverse tax consequences, which could adversely impact the success of the Company's international operations. There can be no assurance that one or more of such factors will not have a material adverse effect on the Company's international operations and, consequently, on the Company's business, operating results and financial condition.

         Dependence on Acquisition Strategy. Certain of the Company's repair programs result in decreasing net sales as the installed base of the particular products under such programs decreases over time. An important component of the Company's strategy to maintain its revenue and to grow its business has been the acquisition of repair programs and complementary businesses. Competition for these types of transactions is likely to intensify. The Company's ability to effect any significant transactions requiring capital will be limited by the terms of the Company's senior credit facility. There can be no assurance that the Company will be able to acquire additional repair programs or complementary businesses or, if acquired, that such operations will prove to be profitable.

         Discontinued Operations; Change in Strategy. In September 1995, Cerplex adopted a plan to discontinue its end-of-life programs, a line of business which historically generated a significant percentage of the Company's total sales, but which in recent years experienced declining sales. Net sales from end-of-life programs declined from approximately $56 million in 1993 to $33 million in 1994 to $20 million in 1995. The net loss from discontinued operations for the year ended December 31, 1995 was $17.4 million. There can be no assurance that the Company will not incur additional losses from these operations. In connection with discontinuing its end-of-life business, the Company changed certain elements of its business strategy and is undergoing changes in management and operations, is developing a direct sales force and terminating the majority of its outside sales representatives, is reducing its emphasis on inventory acquisitions and focusing on targeted customers in specific industries. While the Company believes such changes will enhance the Company's opportunities, there can be no assurance that such changes will positively impact the Company's business and results of operations in the short or long term.

         Risk Associated with the Ability of Existing Stockholders to Control the Company. As of June 30, 1996, the officers, directors, principal stockholders and their affiliates owned approximately 52% of the outstanding Common Stock. Although there are currently no voting agreements or similar arrangements among such stockholders, if they were to act in concert, they would be able to elect a majority of the Company's directors, to determine the outcome of most corporate actions requiring stockholder approval and otherwise to control the business affairs of the Company. In addition, the Board of Directors of the Company has the authority under the Company's Restated Certificate of Incorporation to issue shares of the Company's authorized Preferred Stock in one or more series and to fix the rights, preferences, privileges and restrictions granted to or imposed upon any unissued shares of Preferred Stock. The issuance of Preferred Stock may adversely affect the voting and dividend rights, rights upon liquidation and other rights of the holders of Common Stock. The issuance of Preferred Stock and the control by existing stockholders, if they were to act in concert, may have the effect of delaying, deferring or preventing a change in control of the Company.

         On June 11, 1996, the Company consummated a private placement of Series B Stock. Holders of Series B Stock are entitled to receive dividends as may be declared from time to time by the Board prior and in preference to payment of any dividends to the holders of Common Stock. In the event of any liquidation, dissolution or winding up of the Company or the merger or sale of the Company, the holders of Series B Stock will be entitled to receive, prior and in preference to any distribution to the holders of Common Stock, the amount of $2,000 per share of Series B Stock plus all accrued or declared but unpaid dividends. Additionally, the Series B Stock is convertible into Common Stock at a rate equal to the lower of a 20% discount to the trading price of the Common Stock or $5.07 per share. The conversion rights of the Series B Stock could have a significant dilutive effect upon the holders of Common Stock.

         Dependence on Key Personnel. The Company's continued success depends, to a large extent, upon the efforts and abilities of key managerial employees, particularly the Company's executive officers. Competition for qualified management personnel in the industry is intense. The loss of services of certain of these key employees could have a material adverse effect on the Company's business.

         No Assurance of Public Market for Common Stock; Possible Volatility of Stock Price. Prior to the Company's initial public offering, there was no public market for the Common Stock, and there can be no assurance that an active trading market will be sustained. In early 1996, the Company was not in compliance with Nasdaq National Market System's requirement of at least $1,000,000 in net tangible assets. While the Company regained compliance with such requirement during the second quarter, additional losses could cause the Company to fail to comply with such requirement which could result in the loss of listing on the National Market System. There can be no assurance that the Company will be able to meet this or other requirements or maintain its listing on Nasdaq's National Market System. In addition, the trading price of the Common Stock has been, and in the future could be, subject to significant fluctuations in response to variations in quarterly operating results, the gain or loss of significant contracts, changes in management or new products or services by the Company or its competitors, general trends in the industry and other events or factors. In addition, the stock market has experienced extreme price and volume fluctuations which have particularly affected the market price for many companies in similar industries and which have often been unrelated to the operating performance of these companies. These broad market fluctuations may adversely affect the market price of the Company's Common Stock.

ITEM 7.  EXHIBITS.



EXHIBIT
NUMBER                     DESCRIPTION OF EXHIBITS                                 METHOD OF FILING
- ------                     -----------------------                                 ----------------
2.1        Agreement of Merger dated as of August 30, 1993, by and     Incorporated herein by reference to
           among Cerplex Incorporated, Diversified Manufacturing       Exhibit 2.1 to the Company's
           Services, Inc. ("DMS"), EMServe, Inc. ("EMServe"),          Registration Statement on Form S-1
           InCirT Technology Incorporated ("InCirT") and Testar,       (File No. 33-75004) which was declared
           Inc. ("Testar").                                            effective by the Commission on April
                                                                       8, 1994.

2.2        Agreement and Plan of Merger dated November 12, 1993,       Incorporated herein by reference to
           between The Cerplex Group Subsidiary, Inc. and              Exhibit 2.2 to the Company's
           Registrant (conformed copy to original).                    Registration Statement on Form S-1
                                                                       (File No. 33-75004) which was declared
                                                                       effective by the Commission on April
                                                                       8, 1994.

2.3        Certificate of Ownership and Merger of Registrant with      Incorporated herein by reference to
           and into The Cerplex Group Subsidiary, Inc. dated as of     Exhibit 2.3 to the Company's
           November 12, 1993.                                          Registration Statement on Form S-1
                                                                       (File No. 33-75004) which was declared
                                                                       effective by the Commission on April
                                                                       8, 1994.

2.4        Asset Purchase Agreement effective December 17, 1993 by     Incorporated herein by reference to
           and between Certech Technology, Inc., a wholly-owned        Exhibit 2.4 to the Company's
           subsidiary of the Registrant ("Certech"), and               Registration Statement on Form S-1
           Spectradyne, Inc. ("Spectradyne").                          (File No. 33-75004) which was declared
                                                                       effective by the Commission on April
                                                                       8, 1994.

2.5        Purchase and Sale Agreement dated as of July 29, 1994,      Incorporated herein by reference to
           by and among The Cerplex Group, Inc., Cerplex Limited,      Exhibit 2 to the Form 8-K filed July
           BT Repair Services Limited and British                      29, 1994.
           Telecommunications plc.

2.6        Contract for repair, calibration and warehousing of         Incorporated herein by reference to
           certain items of BT Equipment dated as of July 29, 1994,    Exhibit 10 to the Form 8-K filed July
           among The Cerplex Group and Cerplex Limited and BT.         29, 1994.


2.7        Formation and Contribution Agreement effective December     Incorporated herein by reference to
           1, 1994 by and among Modcomp/Cerplex L.P., Modular          Exhibit 2.7 to the Company's Annual
           Computer Systems, Inc., Cerplex Subsidiary, Inc. and        Report on Form 10-K for the fiscal
           The Cerplex Group, Inc.                                     year ended January 1, 1995.

2.8        Stock Purchase Agreement dated as of June 29, 1995          Incorporated herein by reference to
           by and among The Cerplex Group, Inc., Tu Nguyen and         Exhibit 2.11 to the Company's
           Phuc Le.                                                    Quarterly Report on Form 10-Q for the
                                                                       quarter ended October 1, 1995.

2.9        Letter Agreement dated April 5, 1996 by and among           Incorporated herein by reference to
           Modular Computer Systems, Inc., ModComp Joint Venture,      Exhibit 2.12 to the Company's Annual
           Inc., AEG Aktiengesellschaft, the Company, Cerplex          Report on Form 10-K for the fiscal
           Subsidiary, Inc. and Modcomp/Cerplex L.P.                   year ended December 31, 1995.

2.10       Stock Purchase Agreement dated as of May 24, 1996, by       Incorporated herein by reference to
           and among The Cerplex Group, Inc., Cerplex Limited,         Exhibit 2.10 to the Company's Current
           Rank Xerox - The Document Company SA and Rank Xerox         Report on Form 8-K dated May 24, 1996.
           Limited (conformed copy to original).

2.11       Contract of Warranty dated as of May 24, 1996, by and       Incorporated herein by reference to
           among The Cerplex Group, Inc. Cerplex Limited, Rank         Exhibit 2.11 to the Company's Current
           Xerox - The Document Company SA and Rank Xerox Limited      Report on Form 8-K dated May 24, 1996.
           (conformed copy to original).

2.12       Supply and Services Agreement dated as of May 24, 1996,     Incorporated herein by reference to
           by and among The Cerplex Group, Inc. Cerplex Limited,       Exhibit 2.12 to the Company's Current
           Rank Xerox - The Document Company SA and Rank Xerox         Report on Form 8-K dated May 24, 1996.
           Limited (conformed copy to original).

4.1        Registration Rights Agreement dated as of November 19,      Incorporated herein by reference to
           1993, by and among the Registrant, the investors listed     Exhibit 4.2 to the Company's
           on Schedule A thereto and the security holders of the       Registration Statement on Form S-1
           Registrant listed on Schedule B thereto, together with      (File No. 33-75004) which was declared
           Amendment No.1.                                             effective by the Commission on April
                                                                       8, 1994.


4.2        Warrant Agreement dated as of November 19, 1993, by and     Incorporated herein by reference to
           among the Registrant and the purchasers listed in Annex     Exhibit 4.4 to the Company's
           1 thereto.                                                  Registration Statement on Form S-1
                                                                       (File No. 33-75004) which was declared
                                                                       effective by the Commission on April 8,
                                                                       1994.

4.3        Placement Agent Warrant Purchase Agreement dated as of      Incorporated herein by reference to
           November 19, 1993, between the Registrant and               Exhibit 4.5 to the Company's
           Donaldson, Lufkin & Jenrette Securities Corporation.        Registration Statement on Form S-1
                                                                       (File No. 33-75004) which was declared
                                                                       effective by the Commission on April 8,
                                                                       1994.

4.4        Observation Rights Agreement dated as of November 19,       Incorporated herein by reference to
           1993, between the Registrant and certain stock              Exhibit 4.6 to the Company's
           purchasers.                                                 Registration Statement on Form S-1
                                                                       (File No. 33-75004) which was declared
                                                                       effective by the Commission on April 8,
                                                                       1994.

4.5        Observation Rights Agreement dated as of November 19,       Incorporated herein by reference to
           1993, between the Registrant and certain note               Exhibit 4.7 to the Company's
           purchasers.                                                 Registration Statement on Form S-1
                                                                       (File No. 33-75004) which was declared
                                                                       effective by the Commission on April 8,
                                                                       1994.

4.6        Note Purchase Agreement dated as of November 19, 1993,      Incorporated herein by reference to
           by and among the Registrant and The Northwestern Mutual     Exhibit 4.8 to the Company's
           Life Insurance Company, John Hancock Mutual Life            Registration Statement on Form S-1
           Insurance, Registrant and Bank of Scotland London           (File No. 33-75004) which was declared
           Nominees Limited.                                           effective by the Commission on April 8,
                                                                       1994.

4.7        Amendment No. 2 to Registration Rights Agreement dated      Incorporated herein by reference to
           as of April 6, 1994, by and among the Registrant and        Exhibit 4.9 to the Company's
           certain of its Securities holders.                          Registration Statement on Form S-1
                                                                       (File No. 33-75004) which was declared
                                                                       effective by the Commission on April 8,
                                                                       1994.


4.8        Amendment to Note Purchase Agreement, dated as of           Incorporated herein by reference to
           October 27, 1994, by and among the Company,                 Exhibit 4.10 to the Company's Annual
           Northwestern Mutual Life Insurance Company, John            Report on Form 10-K for the fiscal
           Hancock Mutual Life Insurance Company and North             year ended March 31, 1995.
           Atlantic Smaller Companies Trust P.L.C. (collectively,
           the "Noteholders").

4.9        Waiver and Amendment Agreement dated April 15, 1996 by      Incorporated herein by reference to
           and among Company, The Northwestern Mutual Life             Exhibit 4.11 to the Company's Annual
           Insurance Company, John Hancock Mutual Life Insurance       Report on Form 10-K for the fiscal
           Company and North Atlantic Smaller Companies Investment     year ended December 31, 1995.
           Trust PLC.

4.10       Warrant Agreement dated as of April 15, 1996 by and         Incorporated herein by reference to
           among Company, The Northwestern Mutual Life Insurance       Exhibit 4.12 to the Company's Annual
           Company, John Hancock Mutual Life Insurance Company and     Report on Form 10-K for the fiscal
           North Atlantic Smaller Companies Investment Trust PLC.      year ended December 31, 1995.

4.11       First Amendment to Warrant Agreement dated April 15,        Incorporated herein by reference to
           1996 by and among Company and each of the holders of        Exhibit 4.13 to the Company's Annual
           warrants listed on Schedule A thereto, with respect to      Report on Form 10-K for the fiscal
           that certain Warrant Agreement dated November 19, 1993.     year ended December 31, 1995.

4.12       First Amendment to Observation Rights Agreement dated       Incorporated herein by reference to
           as of April 15, 1996 between Company and certain note       Exhibit 4.14 to the Company's Annual
           purchasers.                                                 Report on Form 10-K for the fiscal
                                                                       year ended December 31, 1995.

4.13       Third Amendment to Registration Rights Agreement dated      Incorporated herein by reference to
           as of April 15, 1996 by and among Company, the              Exhibit 4.15 to the Company's Annual
           investors of Company listed on Schedule A thereto and       Report on Form 10-K for the fiscal
           the security holders of Company listed on Schedule B        year ended December 31, 1995.
           thereto.

4.14       Warrant Agreement dated April 15, 1996 by and among         Incorporated herein by reference to
           Company, Wells Fargo Bank, National Association,            Exhibit 4.16 to the Company's Annual
           Sumitomo Bank of California, BHF Bank                       Report on Form 10-K for the fiscal
           Aktiengesellschaft and Comerica Bank-California.            year ended December 31, 1995.


4.15       Stock Purchase Agreement dated June 10, 1996 by and         Incorporated herein by reference to
           among the Company and the investors listed on Schedule      Exhibit 4.17 to the Company's
           A thereto.                                                  Quarterly Report on Form 10-Q filed
                                                                       August 14, 1996.

4.16       Fourth Amendment to Registration Rights Agreement dated     Incorporated herein by reference to
           June 10, 1996 by and among Company, the investors           Exhibit 4.18 to the Company's
           listed on Schedule A thereto, the security holders of       Quarterly Report on Form 10-Q filed
           Company listed on Schedule B thereto, the banks listed      August 14, 1996.
           on Schedule C thereto and each of the parties listed on
           Schedule D thereto.

4.17       Certificate of Designation of Preferences of Series B       Incorporated herein by reference to
           Preferred Stock of The Cerplex Group, Inc.                  Exhibit 3.3 to the Company's Quarterly
                                                                       Report on Form 10-Q filed August 14,
                                                                       1996.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  September 24, 1996



                                           THE CERPLEX GROUP, INC.



                                           By:  /s/  JAMES R. ECKSTAEDT
                                           ---------------------------------
                                                     James R. Eckstaedt
                                                     Chief Financial Officer